2019 First Quarter Earnings Call Exhibit 99.2

Disclosure notice This presentation contains information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the "Risk Factors" section of the Company's latest Form 10-K. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation. This presentation contains references to certain financial measures that are not presented in accordance with United States Generally Accepted Accounting Principles (“GAAP"). The Company uses non-GAAP financial measures to evaluate financial performance, analyze underlying business trends and establish operational goals and forecasts that are used when allocating resources. The Company expects to calculate its non-GAAP financial measures consistently using the same method each period. The Company believes these non-GAAP financial measures permit investors to better understand changes in underlying operating performance over comparative periods by providing financial results that are unaffected by cyclical variances that can be driven by items such as investment activity or purchase accounting adjustments. While the Company believes these measures are useful to investors when evaluating performance, they are not presented in accordance with GAAP, and therefore should be considered supplemental in nature. The Company’s non-GAAP financial measures should not be considered in isolation or as a substitute for any items calculated in accordance with GAAP. In addition, these non-GAAP measures may have material limitations and may differ from similarly titled measures presented by other companies. A reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure can be found in the Appendix as well as Company’s latest Form 8-K, filed with the SEC on February 7, 2019. | www.becn.com

Company Strategy Update Paul Isabella, President & Chief Executive Officer Introduction Eric Swank, Chief Operating Officer Q1 Results and Outlook Joe Nowicki, Executive Vice President & CFO Closing Remarks Paul Isabella, President & Chief Executive Officer Q&A Conference Call Agenda | www.becn.com

Beacon overview | www.becn.com A leader in key metropolitan markets 544 branches in 50 US states and 6 Canadian provinces* 100,000+ customers with a broad product offering up to 90,000 SKU’s Repair & Remodel fuels market demand (~70-75%) Strong long-term historical performance Sales CAGR = 17.7% Adjusted EBITDA CAGR = 17.3% Adjusted EBITDA Margin Average = 7.6% Rapid growth since 2004 IPO Opened 82 new greenfield locations Completed 46 acquisitions FY 04 to FY 18 = 17.7% CAGR *Branch numbers as of December 31, 2018

Building blocks of growth | www.becn.com MARKET GROWTH NEW BRANCH OPENINGS ACQUISITIONS SAME-BRANCH GROWTH INITIATIVES Delivering share gains through investments in proven and new market growth drivers Outperform market by 2-4% Stable R&R (~70-75% of Sales), Favorable Economy 46 Acquisitions since IPO Continued acquisition evaluation for strategic fit Proven Execution to Continue Source: Company Estimates

Allied integration update | www.becn.com Synergy realization on track for $100M realization in FY19 and $120M in total Network rationalization progressing well…>40 total branches to-date with remaining consolidations to occur over next 1-2 quarters RSA service model implementation underway – activities remain focused on improving customer service and profitability Systems conversions near completion – will be complete by Spring Integrating best practices across entire branch network, including Allied talent

First quarter 2019 highlights | www.becn.com Record Q1 net sales of $1.72B; >53% growth year-over-year Gross margins up 130 bps. vs. prior year Positive price-cost realization for third consecutive quarter First quarter net income (loss) of $(0.9M); $46.5M Adjusted * Record first quarter Adjusted EBITDA* of $121.7M vs. $86.0M in the prior year * See Appendix for reconciliation

Financial highlights | www.becn.com Sales Growth Operating Costs Gross Margin Adj. EBITDA 53.4% Overall Growth / (1.9%) Existing Markets; (3.5%) on same-day basis 24.1% 23.9% 25.3% 24.0% Positive price cost relationship for third consecutive quarter Margin expanded 130bps. vs. the prior year ($M) Adjusted EBITDA* grew over 41% in the quarter 7.1% of Net Sales 7.7% of Net Sales ($M) ($M) ($M) * See Appendix for reconciliation

Fiscal 2019 outlook summary (unchanged) | www.becn.com 1 See Appendix for definitions 2019 Net Sales $7.0 - $7.35B Adjusted EBITDA1 $540 - $610M Adjusted EPS1 $2.90 - $3.35 Net Sales ($B) Adjusted EBITDA Adjusted EPS ($M) ~12% growth ~19% growth ~16% growth

summary | www.becn.com Solid top line growth…record Q1 net sales of $1.72B; >53% growth year-over-year Highly attractive market with steady repair & remodel (historically 70-75% of net sales) Affirmed fiscal 2019 Guidance Remain focused on organic growth with several growth initiatives Investments in our people Technology investments Expanded product breadth and depth New customers and markets Continuation of successful Allied integration Commitment to de-leveraging…available free cash flow to pay down debt

Appendix | www.becn.com

Reconciliation: Adj. Net Income & Adj. EPS | www.becn.com Adjusted Net Income (Loss) is defined as net income that excludes non-recurring acquisition costs, the amortization of intangibles, business restructuring costs, and the non-recurring effects of tax reform. Adjusted net income per share or "Adjusted EPS" is calculated by dividing the Adjusted Net Income (Loss) for the period by the weighted-average diluted shares outstanding for the period after assuming the full conversion of the participating Preferred Stock. We use Adjusted Net Income (Loss) and Adjusted EPS to evaluate financial performance, analyze the underlying trends in our business and establish operational goals and forecasts that are used when allocating resources. We expect to compute Adjusted Net Income (Loss) and Adjusted EPS consistently using the same methods each period.   We believe that Adjusted Net Income (Loss) and Adjusted EPS are useful measures because they permit investors to better understand changes in underlying operating performance over comparative periods by providing financial results that are unaffected by cyclical variances that can be driven by items such as investment activity or purchase accounting adjustments. While we believe Adjusted Net Income (Loss) and Adjusted EPS are useful to investors when evaluating our business, they are not prepared and presented in accordance with United States Generally Accepted Accounting Principles (“GAAP”), and therefore should be considered supplemental in nature. You should not consider Adjusted Net Income (Loss) or Adjusted EPS in isolation or as a substitute for net income and net income per share or diluted earnings per share calculated in accordance with GAAP. In addition, Adjusted Net Income (Loss) and Adjusted EPS may have material limitations and may differ from similarly titled measures presented by other companies.

Reconciliation: AdjUSTED EBITDA | www.becn.com Adjusted EBITDA is defined as net income plus interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, non-recurring acquisition costs, and business restructuring costs. EBITDA is a measure commonly used in the distribution industry, and we present Adjusted EBITDA to enhance your understanding of our operating performance. We use Adjusted EBITDA to evaluate financial performance, analyze the underlying trends in our business and establish operational goals and forecasts that are used when allocating resources. We expect to compute Adjusted EBITDA consistently using the same method each period. We believe that Adjusted EBITDA is a useful measure because it permits investors to better understand changes in underlying operating performance over comparative periods by providing financial results that are unaffected by cyclical variances that can be driven by items such as investment activity or purchase accounting adjustments. While we believe Adjusted EBITDA is useful to investors when evaluating our business, it is not prepared and presented in accordance with United States Generally Accepted Accounting Principles (“GAAP”), and therefore should be considered supplemental in nature. Adjusted EBITDA should not be considered in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, Adjusted EBITDA may have material limitations and may differ from similarly titled measures presented by other companies.

Reconciliation: Existing Markets OpEx to Adj. OpEx | www.becn.com Adjusted Operating Expense is calculated by removing the impact of non-recurring acquisition costs and amortization of intangibles from existing market operating expense as reported on a GAAP basis. Non-GAAP adjustment totals are detailed as follows: FY19 adjustments are composed of $8.9M of non-recurring acquisition costs and $12.8M of amortization FY18 adjustments are composed of $5.6M of non-recurring acquisition costs and $15.5M of amortization We believe that non-GAAP measures are useful measures because they allow investors to better understand changes in underlying operating performance over comparative periods by providing investors with financial results that are unaffected by cyclical variances that can be driven by items such as investment activity or purchase accounting adjustments. While we believe that that non-GAAP measures are useful to investors when evaluating our business, this information should be considered as supplemental in nature and is not meant as a substitute for the related financial information prepared and presented in accordance with GAAP. You should not consider this measure as a substitute alongside other financial performance measures presented in accordance with GAAP. In addition, non-GAAP measures may have material limitations and may differ from similarly titled measures presented by other companies.

2019 Guidance Reconciliation | www.becn.com 2019 Adjusted EBITDA Outlook 2019 Adjusted EPS Outlook